CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 21, 1997, relating to the financial statements of Fotoball USA, Inc. which are incorporated by reference in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                               /s/ HOLLANDER, GILBERT & CO.
                                               ____________________________
                                               HOLLANDER, GILBERT & CO.

Los Angeles, California
August 15, 1997